PRINCIPAL FUNDS, INC.
Power of Attorney

The member of the board of directors whose signature appears below, hereby constitutes and appoints
Michael J. Beer, David J. Brown, Jill R. Brown, Ernest H. Gillum, Michael D. Roughton, and Beth C. Wilson, and
each of them, his/her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Principal Funds,
Inc. (“PFI”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange
Commission in respect thereof, in connection with the filing and effectiveness of the following registration statement and any amendments thereto including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of PFI any and all such registration statements and amendments filed with the Securities and Exchange Commission under the Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof:

A registration statement on Form N-14 relating to PFI Disciplined LargeCap Blend Fund into PFI Principal
Capital Appreciation to be filed with the Securities and Exchange Commission in July, 2011 or as soon thereafter as practicable.

Date:	June 14, 2011

/s/ Elizabeth Ballantine	/s/ Kristianne Blake
_________________________________________________	_________________________________________________
E. Ballantine	K. Blake

/s/ C. Damos	/s/ Nora Everett
_________________________________________________	_________________________________________________
C. Damos	N. M. Everett

/s/ Richard W. Gilbert	/s/ Mark A. Grimmett
_________________________________________________	_________________________________________________
R. W. Gilbert	M. A. Grimmett

/s/ Fritz S. Hirsch	/s/ W. C. Kimball
_________________________________________________	_________________________________________________
F. S. Hirsch	W. C. Kimball

/s/ B. A. Lukavsky	/s/ W. Papesh
_________________________________________________	_________________________________________________
B. A. Lukavsky	W. Papesh

/s/ Daniel Pavelich
_________________________________________________
D. Pavelich

PRINCIPAL FUNDS, INC.
Power of Attorney

The member of the board of directors whose signature appears below, hereby constitutes and appoints
Michael J. Beer, David J. Brown, Jill R. Brown, Ernest H. Gillum, Michael D. Roughton, and Beth C. Wilson, and
each of them, his/her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Principal Funds,
Inc. (“PFI”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange
Commission in respect thereof, in connection with the filing and effectiveness of the following registration statement and any amendments thereto including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of PFI any and all such registration statements and amendments filed with the Securities and Exchange Commission under the Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof:

A registration statement on Form N-14 relating to PFI International Growth Fund into PFI Diversified
International Fund to be filed with the Securities and Exchange Commission in July, 2011 or as soon thereafter as practicable.

Date:	June 14, 2011

/s/ Elizabeth Ballantine	/s/ Kristianne Blake
_________________________________________________	_________________________________________________
E. Ballantine	K. Blake

/s/ C. Damos	/s/ Nora Everett
_________________________________________________	_________________________________________________
C. Damos	N. M. Everett

/s/ Richard W. Gilbert	/s/ Mark A. Grimmett
_________________________________________________	_________________________________________________
R. W. Gilbert	M. A. Grimmett

/s/ Fritz S. Hirsch	/s/ W. C. Kimball
_________________________________________________	_________________________________________________
F. S. Hirsch	W. C. Kimball

/s/ B. A. Lukavsky	/s/ W. Papesh
_________________________________________________	_________________________________________________
B. A. Lukavsky	W. Papesh

/s/ Daniel Pavelich
_________________________________________________
D. Pavelich